Charter Equipment Lease 1999-1
Monthly Servicer Report
Closing Date            30-Jun-00
Payment Date            25-Jul-00
Prior Payment Date      26-Jun-00


A  AGGREGATE DISCOUNTED LEASE BALANCE (Discount Rate = 7.505%)
   Initial Aggregate Discounted Lease Balance                                                                       174,935,104.00

   Discounted Contract Balance, beginning                                                                           122,946,109.57
   Discounted Contract Balance, ending                                                                              115,037,008.73

B  PAST DUE LEASE PAYMENTS
   Past due balance, beginning                                                                                          724,164.02
         Past due payments received (reimbursed per this report)                                                        624,708.64
         Past dues on Non-Performing, Warranty and Adjusted Leases                                                            0.00
         Past dues on Early Terminations                                                                                      0.00
         New Net Advances (last month's current Contracts that became past due)                                         646,612.00
         Past dues on Replacement Leases                                                                                      0.00
                                                                                                                    --------------
   Past due balance, ending                                                                                             746,067.38
                                                                                                                    ==============

C  ADVANCE LEASE PAYMENTS
         Applied to Current from Prepaid                                                                                      0.00
         Advance payments on Disqualified Leases                                                                              0.00
         Received on Replacement Leases                                                                                       0.00
         Received this month                                                                                            396,257.10
                                                                                                                    --------------
   Total Advance Lease Payments Received                                                                                396,257.10
                                                                                                                    ==============

D  SUBSTITUTIONS
   Defaulted Leases and Adjusted Contracts Substitued to date, beginning                                                      0.00
         Defaulted Leases and Adjusted Contracts provided with Substitute Leases                                              0.00
                                                                                                                    --------------
   Defaulted Leases and Adjusted Contracts Substitued to date, ending                                                         0.00
                                                                                                                    ==============
   Percentage of Aggregate Discounted Lease Balance at Cut-Off Date                                                           0.00%

   Non Defaulted Leases or Adjusted Contracts Substitued to date, beginning                                                   0.00
         Non Defaulted Leases or Adjusted Contracts provided with Substitute Leases                                           0.00
                                                                                                                    --------------
   Non-Defaulted Leases or Adjusted Contracts Substitued to date, ending                                                      0.00
                                                                                                                    ==============

                                                                                                                    --------------
   Total Substitutions, ending                                                                                                0.00
                                                                                                                    ==============
   Percentage of Aggregate Discounted Lease Balance at Cut-Off Date (not to exceed 10%)                                       0.00%

E  RESERVE ACCOUNT
   Reserve Account balance, beginning                                                                                 1,647,580.15
         Required Reserve Fund Amount (min $1,749,351.04 or Aggregate Note Balance)                                   1,749,351.04
         Excess (Shortfall)                                                                                            (101,770.89)
         Deposit from (Release to) Certificateholder                                                                     93,582.38
         Reserve Account Interest                                                                                         8,188.51
                                                                                                                    --------------
   Reserve Account balance, ending                                                                                    1,749,351.04
                                                                                                                    ==============

F  AVAILABLE FUNDS (COLLECTION ACCOUNT)
         Regular monthly Lease Payments                                                                               3,668,775.60
         Reinvestment Income from Collection Account and Reserve Account                                                      0.00
         Past due payments received                                                                                     624,708.64
         Past due payments due on Early Termination (From Seller)                                                             0.00
         Proceeds from Prepayments not replaced                                                                       3,754,742.23
         Recoveries on Non-Performing Leases not Substituted                                                                  0.00
         Servicer Advances                                                                                              746,067.38
         Casualty and Termination Payments                                                                                    0.00
         Expired Contract Proceeds                                                                                            0.00
         NSF payments prior month                                                                                             0.00
         Distribution Account Interest                                                                                   20,316.97
         Advance Lease Payments                                                                                         396,257.10
                                                                                                                    --------------
   Total Available Funds                                                                                              9,210,867.92
                                                                                                                    ==============


G  PAYMENTS TO THE SERVICER AND TRUSTEE
         Past due payments received, prior advance                                                                      724,164.02
         Past due payments due, current advance                                                                        (746,067.38)
         Past due payments advanced on Disqualified Leases                                                                    0.00
         Advance payments on Disqualified Leases                                                                              0.00
         Servicer Fee                                                                                                    51,227.55
         Excess Cash                                                                                                     16,383.23
                                                                                                                    --------------
   Total Net Payments due to (from) Servicer                                                                             45,707.41
                                                                                                                    ==============
         Back-up Servicer Fee (3.0 bp)                                                                                    3,073.65
         Indenture Trustee Fee (2 bp)                                                                                     2,049.10
                                                                                                                    --------------
   Total Payments to Trustee                                                                                              5,122.75
                                                                                                                    ==============

Charter Equipment Lease 1999-1
Monthly Servicer Report
Closing Date            30-Jun-00
Payment Date            25-Jul-00
Prior Payment Date      26-Jun-00

PAYMENTS TO NOTEHOLDERS


                                                                                                                          Percentage
                                    Beginning                                   (Regular)  (Additional)             End       of all
                     Initial           Period   Interest       Interest        Principal     Principal        of Period        Notes
Class                Balance          Balance       Rate           Paid             Paid          Paid          Balance  Outstanding
------------------------------------------------------------------------------------------------------------------------------------
A-1            50,293,842.00             0.00     5.777%           0.00             0.00          0.00             0.00        0.00%
A-2            40,759,879.00    39,296,695.05     6.590%     215,804.35     6,826,802.98          0.00    32,469,892.07       29.25%
A-3            18,280,718.00    18,280,718.00     6.890%     104,961.79             0.00          0.00    18,280,718.00       16.47%
A-4            48,544,491.00    48,544,491.00     7.070%     286,007.96             0.00          0.00    48,544,491.00       43.73%
------------------------------------------------------------------------------------------------------------------------------------
Class A       157,878,930.00   106,121,904.05                606,774.10     6,826,802.98          0.00    99,295,101.07       89.45%
------------------------------------------------------------------------------------------------------------------------------------
B               7,434,742.00     7,333,627.66     7.300%      44,612.90       471,770.95          0.00     6,861,856.71        6.18%
C               3,936,040.00     3,882,508.88     8.070%      26,109.87       249,761.10          0.00     3,632,747.78        3.27%
D               1,312,013.00     1,294,169.30    10.480%      11,302.41        83,253.68          0.00     1,210,915.62        1.09%
------------------------------------------------------------------------------------------------------------------------------------
Total Notes   170,561,725.00   118,632,209.88                688,799.28     7,631,588.70          0.00   111,000,621.18      100.00%
------------------------------------------------------------------------------------------------------------------------------------
                  0.03076923

                                              Target
                         (defined)          Investor
                            Class          Principal         Class
Class                  Percentage             Amount        Floors
------------------------------------------------------------------
A                        86.3158%      99,295,101.07
B                         5.9649%       6,861,856.71          --
C                         3.1579%       3,632,747.78          --
D                         1.0526%       1,210,915.62          --

(Retained) Certificate Balance          4,313,899.69


Monthly Principal Amount                         7,909,100.84
Overcollateralization Balance (prior)            4,313,899.69
Overcollateralization Balance (current)          4,036,387.55
Cumulative Loss Amount                                   0.00
Additional Principal                                     0.00


DISTRIBUTION OF FUNDS

Pursuant to Section 7.05(a) of the Sale and Servicing Agmt.

Available Funds                                  9,210,867.92
Reserve Account Draw                                     0.00
Servicing Fee Paid & Reimb. of Advances            775,391.57
Back-up Servicer Fee Paid                            3,073.65
Trustee Fee Paid                                     2,049.10
Note Interest Paid                                 688,799.28
Note Principal Paid                              7,631,588.70
Reserve Account Deposit                             93,582.38
                                                 ------------
Remainder to Certificateholder                      16,383.23

Charter Equipment Lease 1999-1
Monthly Servicer Report
Closing Date               30-Jun-00
Payment Date               25-Jul-00
Prior Payment Date         26-Jun-00

Delinquent Contracts

---------------------------------------------------------------------------------------------------------
Days Delinquent     Number of Leases         Agg Contract Balance      Percentage     Agg Monthly Payment
---------------------------------------------------------------------------------------------------------
Current                          539                99,435,947.68           86.55%           3,668,775.60
1-30                              91                14,309,229.81           12.45%             646,612.00
31-60                             15                 1,029,684.84            0.90%              59,069.43
61-90                              5                   113,843.64            0.10%              36,607.94
91-120                             1                     2,357.22            0.00%               3,778.01


Total                            651               114,891,063.19          100.00%           4,414,842.98



** Minor differences attributable to rounding.




Charter Equipment Lease 1999-1
Monthly Servicer Report
Closing Date                30-Jun-00
Payment Date                25-Jul-00
Prior Payment Date          26-Jun-00

Prepayed Contracts

--------------------------------------------------------------------------------
Lease Number                  Lessee                                     ADLB
--------------------------------------------------------------------------------
3803                 General Telecom, Inc.                            407,853.01
3874.01              General Telecom, Inc.                            291,374.35
3889                 GTCA, Inc.                                       218,119.18
3889.02              GTCA, Inc.                                        51,747.79
3249                 Europadisk, LTD.                                 169,850.73
3371.01              Teleview Racing Patrol, Inc.                     317,946.74
3343                 Dr. Pepper Bottling Co. of Paragould, Inc.       195,467.73
003893.P1            Micron Technology, Inc.                        1,681,906.08
3893                 Micron Technology, Inc.                          420,476.62

Total                                                             $ 3,754,742.23
                                                                  ==============
Total number of contracts                                                   9.00
                                                                  --------------

Defaulted Contracts


------------------------------------------------------------------------------------------------------------
Lease Number                 Lessee                             ADLB          Recoveries           Net Loss
------------------------------------------------------------------------------------------------------------
006080.N10            Arthur Anderson, LLP                     13,716.82        1,842.00           11,874.82
006080.N13-01         Arthur Anderson, LLP                     18,306.16        2,135.65           16,170.51
006080.N13-03         Arthur Anderson, LLP                     18,306.16        2,989.91           15,316.25
006080.N13-04         Arthur Anderson, LLP                     18,306.16        2,135.65           16,170.51
3380.01               Regency Health Services, Inc.            82,158.36            --             82,158.36
3380.04               Regency Health Services, Inc.           121,205.16            --            121,205.16
006742.N1-04          Fedders Corp.                            16,237.86        1,406.70           14,831.16
                                                            ------------------------------------------------
Total                                                       $ 288,236.68     $ 10,509.91        $ 277,726.77
                                                            ================================================
Total number of contracts                                           7.00
                                                            ------------